UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2005

INFODATA SYSTEMS INC.

________________________________________________________________________________
(Exact name of Registrant as specified in its charter)

Virginia	0-10416	16-0954695
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

13454 Sunrise Valley Drive, Suite 500, Herndon, Virginia	20171
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (703) 934-5205

Not Applicable
_______________________________________________________________________________
(Former name or former address, if changed since last report)

________________________________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

        On April 5, 2005, the Registrant issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2004. A copy of the Registrant’s press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits.

The following exhibit is furnished herewith:

        Exhibit 99.1    Press Release issued by the Registrant on April 5, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INFODATA SYSTEMS INC.

Date: April 5, 2005	/s/ Norman F. Welsch
Norman F. Welsch
Chief Financial Officer

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